UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported): September 20, 2006
Mercator Partners Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	202096338
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
11911 Freedom Drive, Suite 590
Reston, VA 20190

(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 995-5534
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 8.01 Other Events.
The Board of Directors of Mercator Partners Acquisition Corp. (the “Company”) has set a meeting date of October 13, 2006, for the Company’s special meeting of stockholders (the “Special Meeting”) announced in the Preliminary Proxy Statement filed with the U.S. Securities and Exchange Commission on August 23, 2006. The Special Meeting is being held to approve matters relating to the proposed acquisitions of Global Internetworking, Inc. and European Telecommunications & Technology Limited by the Company.
The Board of Directors has set a record date of September 20, 2006 for the Special Meeting. The Special Meeting will be held at the time and place contained in the formal notice of the Special Meeting.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCATOR PARTNERS ACQUISITION CORP.

Date: September 20, 2006	By:	/s/ Rhodric C. Hackman

Rhodric C. Hackman
President